UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 29, 2012

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

Semi - Annual Report

August 31, 2011

Snow Capital All Cap Value Fund

Class A Shares (SNVAX)

Class C Shares (SNVCX)

Institutional Class Shares (SNVIX)

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

Navigating the financial markets continues to be full of unusual challenges and complexities for investors. At Snow Capital, we believe that the key to long-term investment success, even in the most unpredictable environments, lies in the implementation of a proven and replicable investment process. Such a process should ultimately turn market volatility into the potential for investment success.

The last six months was rife with uncertainty on both the domestic and international fronts, explaining much of the volatility in investor sentiment and the market. Just as investors piled into risky assets in early 2011, driving stocks higher, shaky investor confidence in May through August resulted in a “risk-off” trade to the perceived safety of Treasuries, cash and other safe-haven options. Indeed, $18 billion dollars shifted into U.S. equity funds during the first four months of 2011, but during the four-month period ended August 31, 2011, over $92 billion flowed out, according to the Investment Company Institute (ICI).

It is our opinion that financial markets are inefficient and that financial assets are mispriced compared to our estimates of the intrinsic value of those assets on a daily basis. Our job is to find the assets we believe are the most mispriced on a risk-adjusted basis and create a portfolio of such assets.

A fundamental tenet of our investment process is an assumption that investors will overreact. When confronted by the prospect of a potential investment loss caused by political turmoil, the more regularly occurring corporate mismanagement, or natural calamity, investors tend to sell indiscriminately. Likewise, in the euphoria of watching an investment gain, the average investor typically buys just as indiscriminately and usually holds on too long. Such swings occur with regularity and play out over randomly dispersed time horizons. We attempt to buy in the midst of investor despair and sell as the euphoria builds.

The period of investor unease that found its beginnings in 2008 has continued to plague markets over the last six months. Concerns regarding the consequences of Japan’s tragic earthquake and tsunami and the Middle East uprisings have been replaced with a caustic U.S. budget debate and the uncertain outcome of Europe’s debt crisis. As contrarian value investors, we have sought to capitalize on the opportunities presented by volatile markets with the knowledge that the most advantageous investments are typically made when investor despair is at its peak. We attempt to safeguard our portfolios with a keen focus on balance sheet quality, cash flow generation and earnings sustainability. While our emphasis on fundamental analysis can be trumped by irrational market movements in the near-term, we are confident in the potential of our process over the long-term.

At all times there is a risk of unexpected events occurring in the market. As investors, we are charged with including such risk in our daily assessment of long-term value. For Snow Capital, an asset’s value is based on assessment of a “normal” stream of earnings.

“Normal” is a moving point in time, but it is marked by its occurrence at the middle of the typical cycle between despair and euphoria for a particular company. Such a mid-point can occur within both growing and declining economic cycles. As fundamental stock pickers, we seek to buy when a company’s earnings are depressed and valuations are at a cyclical low. At all times, we search for a catalyst to change both earnings and, equally as important, the market’s valuation of those earnings. In growing economic cycles, catalysts tend to occur more frequently and over shorter time horizons. A rising tide can lift all ships. Conversely, in a declining economic environment, catalysts are less frequent and occur over longer time horizons.

Snow Capital offers three mutual funds that provide an investor the opportunity to leverage Snow Capital’s value investing process, our resources as an institutional investor, and our professional investment discipline. All of our funds utilize the same process that was developed by Richard Snow and implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six-month period ended August 31, 2011, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of -17.96% compared to a return of -7.23% for the S&P 500 Index and a return of -9.74% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 30 and 60 U.S. listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The Fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2011, no sector had a positive contribution to the Fund’s return as the equity market sell-off in July and August had wide-reaching effects. However, certain companies in the portfolio posted positive performance during the period. Macy’s (M), a leading United States department store and internet retailer, outperformed due to strong sales and effective cost management. Amgen (AMGN) shares advanced as sales from several key drugs helped the stock beat earnings expectations. Annaly Capital Management (NLY), a real estate investment trust or “REIT”, performed well as investors continue to seek high yielding investments in a low interest rate environment. Barnes Group (B) is an international manufacturer of precision metal parts and distributor of industrial supplies that should continue to benefit from a recovery in the aerospace industry. Finally, Men’s Wearhouse (MW) exceeded expectations for the period and provided a strong outlook for both the short- and long-term. The company is a leading men’s apparel retailer with dominant share in tuxedo rental and a growing corporate apparel business.

Top Detractors from the Fund’s Return

The Fund’s largest detractors over the past six months were all financial services companies, which continue to be plagued by challenging mortgage issues, a constricting regulatory environment, and general macroeconomic concerns. In order of magnitude, the worst performer was Bank of America (BAC), which continues to suffer due to problems with mortgage putbacks and concerns over capitalization. Genworth Financial (GNW) has experienced significant losses due to the overhang created by its mortgage insurance segment. The Fund’s investment in Hartford Financial Services Group (HIG) and MetLife (MET), providers of a range of insurance products and annuities, were impacted by the Fed’s decision to keep interest rates at essentially zero and their exposure to equity markets through the variable annuity products the companies offer. BAC was sold from the portfolio during the course of the last six months as we believed better opportunities could be found elsewhere. We continue to maintain our investments in GNW, HIG and MET.

Portfolio Positioning

As of August 31, 2011, the Fund held an overweight in the Financials, Health Care, Industrials, Information Technology and Materials sectors and an underweight in the Consumer Discretionary, Consumer Staples, Energy, Telecom Services and Utilities sectors compared to the Russell 3000 Value Index.

During the past six months, we reduced our exposure to Consumer Discretionary, Energy, Materials and Information Technology and increased our investments in Consumer Staples, Financials, Health Care and Industrials. We maintained a zero percent weighting in Telecom Services and Utilities.

As of the end of August, the portfolio held 38 core positions and was approximately 94% net long. Purchased puts on the S&P 500 Index serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g., written puts and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street, JPMorgan provides global financial services and retail banking. With one of the strongest balance sheets in the industry, we believe the bank is poised to take market share and outperform its peers.

Wells Fargo & Company (WFC)

WFC is a top financial institution and a potential beneficiary of economic recovery and ongoing structural changes in the U.S. financial industry. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage, leasing, credit cards, and consumer finance.

Pfizer Inc. (PFE)

A research-based, global pharmaceutical company that discovers, develops, manufacturers, and markets medicines for humans and animals. The company has a diverse portfolio of products, a relatively attractive drug pipeline, and very strong opportunities for international expansion.

Hartford Financial Services Group (HIG)

One of the oldest life insurance companies in the United States that is complemented by a stable property and casualty business focused on personal lines, small business, and middle markets.

Macy’s Inc. (M)

A leading United States department store and internet retailer, Macy’s offers a wide range of merchandise, including men’s, women’s and children’s apparel, cosmetics, home furnishings, and other consumer goods. As a dominant brand, the company should benefit from economic recovery and an increase in consumer spending.

Snow Capital All Cap Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2011, the Snow Capital All Cap Value Fund Institutional Class Shares recorded a return of -17.57% compared to a return of -9.74% for the Russell 3000 Value Index and -7.23% for the S&P 500 Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital All Cap Value Fund typically maintains a portfolio of between 30 and 50 U.S. listed equities. Position sizes are generally equally-weighted across the portfolio. The Fund draws investments from all market capitalizations.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2011, approximately one quarter of the portfolio’s holdings had a positive contribution to the Fund’s return. Shares of UnitedHealth Group (UNH), one of the nation’s largest health insurers, benefitted from robust membership and should continue to perform well with greater clarity on legislative reform. Specialty apparel company True Religion (TRLG) outperformed due to better-than-expected top-line results during the period. Amgen (AMGN) shares outperformed as strong sales from several key drugs helped the stock beat earnings expectations. Other positive contributors to the Fund’s return include: Aecom Technology Corp (ACM), a firm that should benefit from build outs in global infrastructure and Patterson-UTI Energy (PTEN), a land-based drilling services company that provides services to oil and natural gas companies.

Top Detractors from the Fund’s Return

The majority of the Fund’s investments had negative returns for the six months ended August 31, 2011. Terex (TEX) had the largest negative contribution after the company reported disappointing earnings results due to higher raw material costs and overall weakness in the construction market. Despite attractive valuations, Hartford (HIG), Bank of New York Mellon (BK), and MetLife (MET) all declined as sentiment for financial sector holdings deteriorated from already bleak levels. Finally, Gap Inc. (GPS) performed poorly during the period with lower-than-expected sales and declining margins.

Portfolio Positioning

As of August 31, 2011, the Fund held an overweight in the Health Care, Energy, Industrials, and Materials sectors and an underweight in the Consumer Discretionary, Consumer Staples, Financials, Information Technology, Telecom Services, and Utilities sectors compared to the Russell 3000 Value Index.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street, JPMorgan provides global financial services and retail banking. With one of the strongest balance sheets in the country, we believe the bank is poised to take market share and outperform its peers.

Chesapeake Energy Corp. (CHK)

A significant player in the U.S. natural gas industry. Chesapeake Energy’s operations are focused on discovering, developing and acquiring natural gas reserves on shore in the U.S.

The Boeing Company (BA)

A model of American industry that develops, produces, and markets commercial jet aircraft. Recovery in air traffic, the upcoming launch of the highly anticipated 787 Dreamliner, and a commercial fleet replacement cycle could provide upside for Boeing.

Health Net, Inc. (HNT)

Health Net offers managed health care benefits and products. Greater clarity on legislative reform and increasing employment could drive a higher valuation.

Macy’s Inc. (M)

A leading United States department store and internet retailer, Macy’s offers a wide range of merchandise, including men’s, women’s and children’s apparel, cosmetics, home furnishings, and other consumer goods. As a dominant brand, the company should benefit from economic recovery and an increase in consumer spending.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2011, the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of -11.30% compared to a return of -12.99% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments principally from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

The Fund’s performance benefitted from two announced mergers during the six months ending August 31, 2011: Spectrum Control (SPEC) was acquired by API Technologies (ATNY) and Continucare Corp (CNU) announced its proposed acquisition by Metropolitan Health Networks (MDF). Retailers True Religion Apparel (TRLG) and Wet Seal (WTSLA) outperformed due to better-than-expected top-line results during the period. Finally, shares of Momenta Pharmaceuticals (MNTA), a biotechnology company formed by a group from MIT, increased meaningfully due to robust sales of Enoxaparin, the generic drug used to prevent blood clots in patients who are on bed rest.

Top Detractors from the Fund’s Return

Shares of Terex (TEX) declined as they reported disappointing earnings results due to higher raw material costs and overall weakness in the construction market. Talbots (TLB), a specialty retailer of women’s apparel, underperformed as poor merchandise and product assortments impacted profits. TCF Financial (TCB) and BancorpSouth (BXS), two regional banks, declined as sentiment in the financial sector remains weak and the housing market struggles to recover. CSG Systems International (CSGS), a provider of customer care and billing solutions for the cable TV and direct satellite markets, underperformed during the period when they reported flat revenues and lowered guidance for the rest of the year.

Portfolio Positioning

As of August 31, 2011, the Fund held an overweight to the Consumer Discretionary, Health Care, Industrials and Telecom Services sectors compared to the Russell 2000 Value Index. The Fund held an underweight in the Consumer Staples, Energy, Financials, Information Technology, Materials and Utilities sectors compared to the Russell 2000 Value Index.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

Health Net offers managed health care benefits and products. Greater clarity on legislative reform and increasing employment could drive a higher valuation.

Barnes Group, Inc. (B)

A mid-to-late cycle industrial firm exposed to the aerospace and transportation industries. Barnes Group manufactures precision metal parts and distributes industrial supplies.

LB Foster Co. (FSTR)

The firm is a leading manufacturer, fabricator and distributor of quality transportation and construction materials. They are well positioned to take advantage of increased spending on U.S. transportation infrastructure.

Terex (TEX)

A premier global manufacturer operating in four business segments: aerial work platforms, construction, cranes, and materials processing. Terex should benefit from a recovery in non-residential construction.

Community Health Systems (CYH)

CYH is an excellent hospital operator who should benefit from industry consolidation and increased access to health insurance. Community Health Systems operates in multiple states with a focus on non-urban areas.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts, which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. These investments may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. You cannot invest directly in an index.

Cash flow is calculated as operating cash flow minus capital expenditures.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/11 - 8/31/11).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 3/1/2011	Ending Account Value 8/31/2011	Expenses Paid During Period 3/1/11 - 8/31/11	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Institutional Class	$1,000.00	$820.40	$5.86	1.28%
Class A	1,000.00	819.70	6.95	1.52
Class C	1,000.00	816.90	9.73	2.13
All Cap Value Fund*
Institutional Class	1,000.00	824.36	6.19	1.35
Class A	1,000.00	823.40	7.33	1.60
Class C	1,000.00	820.40	10.75	2.35
Small Cap Value Fund*
Institutional Class	1,000.00	887.00	8.30	1.75
Class A	1,000.00	885.70	9.48	2.00
Class C	1,000.00	882.30	13.01	2.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (366).

	Beginning Account Value 3/1/2011	Ending Account Value 8/31/2011	Expenses Paid During Period 3/1/11 - 8/31/11	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Institutional Class	$1,000.00	$1,018.70	$6.50	1.28%
Class A	1,000.00	1,017.50	7.71	1.52
Class C	1,000.00	1,014.43	10.79	2.13
All Cap Value Fund*
Institutional Class	1,000.00	1,018.35	6.85	1.35
Class A	1,000.00	1,017.09	8.11	1.60
Class C	1,000.00	1,013.32	11.89	2.35
Small Cap Value Fund*
Institutional Class	1,000.00	1,016.34	8.87	1.75
Class A	1,000.00	1,015.08	10.13	2.00
Class C	1,000.00	1,011.31	13.90	2.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (366).

Snow Capital All Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2011 is shown below.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2011 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2011 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2011(1)

	One Year	Three Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	4.13%	-0.59%	-1.60%
Class A (without sales charge)	9.87%	1.21%	-0.60%
Class C (with sales charge)	8.12%	0.44%	-1.33%
Class C (without sales charge)	9.12%	0.44%	-1.33%
Institutional Class	10.19%	1.46%	-0.37%
S&P 500 Index	18.50%	0.54%	0.77%

Cumulative Returns as of August 31, 2011(1)

	Three Months	Six Months	Since Inception (11/30/10)
All Cap Value Fund
Class A (with sales charge)	-22.13%	-21.97%	-7.48%
Class A (without sales charge)	-17.80%	-17.66%	-2.35%
Class C (with sales charge)	-18.78%	-18.78%	-3.87%
Class C (without sales charge)	-17.96%	-17.96%	-2.90%
Institutional Class	-17.78%	-17.57%	-2.20%
Russell 3000 Value Index	-11.44%	-9.74%	3.21%
S&P 500 Index	-8.90%	-7.23%	4.79%

Small Cap Value Fund
Class A (with sales charge)	-19.66%	-16.09%	2.79%
Class A (without sales charge)	-15.20%	-11.43%	8.50%
Class C (with sales charge)	-16.25%	-12.66%	6.90%
Class C (without sales charge)	-15.41%	-11.77%	7.90%
Institutional Class	-15.14%	-11.30%	8.70%
Russell 2000 Value Index	-14.02%	-12.99%	-0.92%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects a 1.00% contingent deferred sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects a 1.00% contingent deferred sales charge.

Snow Capital All Cap Value Fund

Schedule of Investments

August 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.18%
Aerospace & Defense - 6.31%
Boeing Co.	1,115	$74,549
Spirit Aerosystems Holdings, Inc.(a)	3,795	63,680

		138,229

Biotechnology - 3.25%
Amgen, Inc.(a)	1,285	71,196

Commercial Banks - 7.92%
BancorpSouth, Inc.	3,160	35,676
PNC Financial Services Group, Inc.	1,355	67,940
Wells Fargo & Co.	2,675	69,818

		173,434

Construction & Engineering - 1.31%
AECOM Technology Corp.(a)	1,265	28,741

Diversified Financial Services - 3.46%
JP Morgan Chase & Co.	2,015	75,683

Energy Equipment & Services - 0.82%
Patterson-UTI Energy, Inc.	735	17,963

Food & Staples Retailing - 4.17%
Safeway, Inc.	2,330	42,709
Wal-Mart Stores, Inc.	915	48,687

		91,396

Food Products - 3.06%
Archer-Daniels-Midland Co.	2,350	66,928

Health Care Providers & Services - 11.81%
Community Health Systems, Inc.(a)	3,385	68,918
Health Net, Inc.(a)	2,940	72,589
Kindred Healthcare, Inc.(a)	3,335	43,155
LifePoint Hospitals, Inc.(a)	2,020	74,134

		258,796

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Industrial Conglomerates - 3.07%
General Electric Co.	4,125	$67,279

Insurance - 13.95%
Allstate Corp.	2,540	66,624
Aspen Insurance Holdings Ltd.	1,780	42,738
Hartford Financial Services Group, Inc.	3,365	64,406
MetLife, Inc.	2,010	67,536
Prudential Financial, Inc.	1,280	64,269

		305,573

Machinery - 6.09%
Barnes Group, Inc.	3,015	69,405
Terex Corp.(a)	3,965	63,956

		133,361

Metals & Mining - 3.12%
Alcoa, Inc.	5,340	68,405

Multiline Retail - 4.10%
Big Lots, Inc.(a)	690	23,391
Macy’s, Inc.	2,555	66,302

		89,693

Oil, Gas & Consumable Fuels - 9.87%
Chesapeake Energy Corp.	2,340	75,793
Marathon Oil Corp.	1,625	43,745
Marathon Petroleum Corp.	652	24,163
Valero Energy Corp.	3,195	72,590

		216,291

Paper & Forest Products - 3.22%
International Paper Co.	2,600	70,590

Pharmaceuticals - 5.76%
Pfizer, Inc.	3,600	68,328
Teva Pharmaceutical Industries Ltd. - ADR	1,400	57,904

		126,232

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment - 2.82%
Texas Instruments, Inc.	2,355	$61,725

Specialty Retail - 1.07%
American Eagle Outfitters, Inc.(a)	2,120	23,468

TOTAL COMMON STOCKS (Cost $2,238,915)		2,084,983

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 7.36%
Money Market Funds - 7.36%
Fidelity Institutional Government Portfolio	$161,333	$161,333

TOTAL SHORT-TERM INVESTMENTS (Cost $161,333)		161,333

Total Investments (Cost $2,400,248) - 102.54%		2,246,316
Liabilities in Excess of Other Assets - (2.54)%		(55,664)

TOTAL NET ASSETS - 100.00%		$2,190,652

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS - 96.41%
Aerospace & Defense - 5.30%
Ducommun, Inc.	20,685	$383,914
Spirit Aerosystems Holdings, Inc.(a)	20,590	345,500

		729,414

Biotechnology - 2.28%
Momenta Pharmaceuticals, Inc.(a)	18,545	313,781

Capital Markets - 3.93%
Cowen Group, Inc.(a)	82,305	286,422
SWS Group, Inc.	58,770	253,886

		540,308

Chemicals - 2.61%
OM Group, Inc.(a)	11,345	358,842

Commercial Banks - 12.11%
1st United Bancorp, Inc.(a)	45,035	240,937
BancorpSouth, Inc.	32,085	362,240
First Commonwealth Financial Corp.	66,305	298,372
TCF Financial Corp.	13,760	143,654
Umpqua Holdings Corp.	31,150	304,336
United Bankshares, Inc.	14,130	317,501

		1,667,040

Construction & Engineering - 1.65%
AECOM Technology Corp.(a)	10,000	227,200

Distributors - 2.39%
Audiovox Corp.(a)	51,200	328,192

Diversified Telecommunication Services - 2.78%
Iridium Communications, Inc.(a)	51,800	382,802

Electrical Equipment - 2.14%
Powell Industries, Inc.(a)	7,875	294,682

Electronic Equipment, Instruments & Components - 3.69%
Echelon Corp.(a)	13,055	109,009

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Electro Scientific Industries, Inc.(a)	21,135	$319,561
ID Systems, Inc.(a)	14,500	78,735

		507,305

Energy Equipment & Services - 1.13%
ION Geophysical Corp.(a)	22,045	155,858

Food Products - 1.62%
Dean Foods Co.(a)	25,790	222,826

Health Care Equipment & Supplies - 2.74%
SurModics, Inc.(a)	35,330	376,618

Health Care Providers & Services - 15.83%
Community Health Systems, Inc.(a)	21,500	437,740
Health Management Associates, Inc.(a)	26,490	217,748
Health Net, Inc.(a)	23,420	578,240
Kindred Healthcare, Inc.(a)	24,000	310,560
LHC Group, Inc.(a)	13,300	265,734
LifePoint Hospitals, Inc.(a)	10,035	368,284

		2,178,306

Hotels, Restaurants & Leisure - 0.33%
Brinker International, Inc.	1,995	45,047

Household Durables - 2.77%
CSS Industries, Inc.	21,500	381,625

Insurance - 5.32%
Aspen Insurance Holdings Ltd.	16,470	395,445
Endurance Specialty Holdings Ltd.	1,895	68,523
Kansas City Life Insurance Co.	4,030	123,963
National Western Life Insurance Co.	955	144,195

		732,126

IT Services - 1.29%
CSG Systems International, Inc.(a)	5,810	77,622
Hackett Group, Inc.(a)	26,500	100,435

		178,057

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Machinery - 10.88%
Barnes Group, Inc.	19,600	$451,192
LB Foster Co.	18,150	444,675
Manitowoc Company, Inc.	14,375	159,706
Terex Corp.(a)	27,410	442,124

		1,497,697

Metals & Mining - 2.13%
RTI International Metals, Inc.(a)	11,025	293,706

Multiline Retail - 1.11%
Big Lots, Inc.(a)	4,500	152,550

Office Electronics - 1.66%
Zebra Technologies Corp.(a)	6,375	229,054

Oil, Gas & Consumable Fuels - 0.89%
Carrizo Oil & Gas, Inc.(a)	4,100	123,082

Semiconductors & Semiconductor Equipment - 1.92%
Tessera Technologies, Inc.(a)	18,800	264,704

Specialty Retail - 7.91%
American Eagle Outfitters, Inc.(a)	13,000	143,910
Bebe Stores, Inc.	22,410	153,733
Chico’s FAS, Inc.	7,710	107,323
Citi Trends, Inc.(a)	6,900	80,454
Talbots, Inc.(a)	98,440	289,414
Wet Seal, Inc.(a)	62,205	313,513

		1,088,347

TOTAL COMMON STOCKS (Cost $14,960,011)		13,269,169

REAL ESTATE INVESTMENT TRUSTS - 2.94%
Duke Realty Corp.	18,825	223,453
Healthcare Realty Trust, Inc.	4,000	69,960
Highwoods Properties, Inc.	3,395	111,220

		404,633

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $435,293)		404,633

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.11%
Money Market Funds - 1.11%
Fidelity Institutional Government Portfolio	$153,281	$153,281

TOTAL SHORT-TERM INVESTMENTS (Cost $153,281)		153,281

Total Investments (Cost $15,548,585) - 100.46%		13,827,083
Liabilities in Excess of Other Assets - (0.46)%		(63,921)

TOTAL NET ASSETS - 100.00%		$13,763,162

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS - 80.69%
Aerospace & Defense - 1.65%
Spirit Aerosystems Holdings, Inc.(a)	250,000	$4,195,000

Biotechnology - 2.56%
Amgen, Inc.(a)	118,000	6,537,790

Capital Markets - 0.39%
Bank of New York Mellon Corp.	47,500	981,825

Commercial Banks - 7.70%
PNC Financial Services Group, Inc.	79,500	3,986,130
Synovus Financial Corp.	443,250	642,713
Umpqua Holdings Corp.	210,000	2,051,700
Wells Fargo & Co.	496,000	12,945,600

		19,626,143

Computers & Peripherals - 0.17%
Dell, Inc.(a)	30,000	445,950

Diversified Financial Services - 5.27%
JP Morgan Chase & Co.(b)	357,490	13,427,324

Energy Equipment & Services - 3.16%
Noble Corp.	140,501	4,743,314
Patterson-UTI Energy, Inc.	135,460	3,310,642

		8,053,956

Food & Staples Retailing - 3.06%
Safeway, Inc.	338,700	6,208,371
Wal-Mart Stores, Inc.	30,000	1,596,300

		7,804,671

Health Care Providers & Services - 3.20%
Community Health Systems, Inc.(a)	400,865	8,161,611

Industrial Conglomerates - 2.58%
General Electric Co.(b)	402,880	6,570,973

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Insurance - 18.31%
Allstate Corp.	272,054	$7,135,976
Genworth Financial, Inc.(a)	834,800	5,768,468
Hartford Financial Services Group, Inc.	554,300	10,578,727
MetLife, Inc.	276,000	9,273,600
Prudential Financial, Inc.	119,800	6,015,158
XL Group PLC(b)	379,900	7,905,719

		46,677,648

Machinery - 3.79%
Barnes Group, Inc.	200,000	4,604,000
Ingersoll-Rand PLC(a)	150,000	5,026,500
Terex Corp.(a)	2,500	40,325

		9,670,825

Metals & Mining - 3.56%
Alcoa, Inc.	708,720	9,078,703

Multiline Retail - 3.87%
Macy’s, Inc.	380,600	9,876,570

Oil, Gas & Consumable Fuels - 4.69%
ConocoPhillips	85,080	5,791,396
Marathon Oil Corp.	135,500	3,647,660
Marathon Petroleum Corp.	67,750	2,510,815

		11,949,871

Pharmaceuticals - 6.09%
Pfizer, Inc.(b)	572,810	10,871,934
Teva Pharmaceutical Industries Ltd. - ADR	112,800	4,665,408

		15,537,342

Semiconductors & Semiconductor Equipment - 5.34%
Applied Materials, Inc.	436,000	4,935,520
Tessera Technologies, Inc.(a)	299,200	4,212,736
Texas Instruments, Inc.	170,000	4,455,700

		13,603,956

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Shares	Value
Software - 2.82%
Microsoft Corp.	270,000	$7,182,000

Specialty Retail - 2.48%
Citi Trends, Inc.(a)	160,000	1,865,600
The Gap, Inc.	3,900	64,428
Men’s Wearhouse, Inc.	123,900	3,581,949
Office Depot, Inc.(a)	313,600	815,360

		6,327,337

TOTAL COMMON STOCKS (Cost $205,876,046)		205,709,495

EXCHANGE TRADED FUNDS - 2.12%
United States Short Oil Fund LP(a)	30,000	1,249,800

TOTAL EXCHANGE TRADED FUNDS (Cost $1,322,343)		1,249,800

EXCHANGE TRADED NOTES - 2.12%
Market Vectors Double Short Euro	110,000	4,158,000

TOTAL EXCHANGE TRADED NOTES (Cost $4,231,043)		4,158,000

REAL ESTATE INVESTMENT TRUSTS - 1.71%
Annaly Capital Management, Inc.	240,000	4,351,200

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,171,929)		4,351,200

	Principal Amount	Value
CONVERTIBLE BONDS - 0.96%
Thrifts & Mortgage Finance - 0.96%
MGIC Investment Corp.
9.000%, 04/01/2063	$5,000,000	$2,456,250

TOTAL CONVERTIBLE BONDS (Cost $2,442,845)		$2,456,250

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Contracts	Value
PURCHASED OPTIONS - 0.93%
Call Options - 0.85%
Abbott Laboratories
Expiration: January, 2012, Exercise Price: $45.00	1,026	$820,800
Expiration: January, 2012, Exercise Price: $47.50	1,001	556,556
Allstate Corp.
Expiration: January, 2012, Exercise Price: $30.00	200	12,000
Expiration: January, 2012, Exercise Price: $35.00	200	1,500
Bank of America Corp.
Expiration: May, 2012, Exercise Price: $9.00	1,000	126,000
Brocade Communications Systems, Inc.
Expiration: January, 2012, Exercise Price: $5.00	1,250	33,750
Expiration: January, 2012, Exercise Price: $7.50	1,225	4,900
Cisco Systems, Inc.
Expiration: January, 2012, Exercise Price: $22.50	600	1,800
General Electric Co.
Expiration: January, 2012, Exercise Price: $17.50	1,200	78,000
Ingersoll-Rand PLC
Expiration: January, 2012, Exercise Price: $45.00	209	7,315
Office Depot, Inc.
Expiration: January, 2012, Exercise Price: $7.50	33	83
Pfizer, Inc.
Expiration: January, 2012, Exercise Price: $17.50	502	110,440
Pfizer, Inc.
Expiration: January, 2012, Exercise Price: $15.00	982	412,440
Synovus Financial Corp.
Expiration: January, 2012, Exercise Price: $3.00	500	3,750

Total Call Options		2,169,334

Put Options - 0.08%
SPDR S&P 500 ETF Trust
Expiration: January, 2012, Exercise Price: $125.00	200	198,600

Total Put Options
TOTAL PURCHASED OPTIONS (Cost $2,007,588)		2,367,934

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2011 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 15.35%
Money Market Funds - 15.35%
Fidelity Institutional Government Portfolio	$39,142,217	$39,142,217

TOTAL SHORT-TERM INVESTMENTS (Cost $39,142,217)		39,142,217

Total Investments (Cost $259,194,011) - 101.76%		259,434,896
Liabilities in Excess of Other Assets - (1.76)%		(4,495,622)

TOTAL NET ASSETS - 100.00%		$254,939,274

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2011 (Unaudited)

	Contracts	Value
CALL OPTIONS
Abbott Laboratories
Expiration: January, 2012, Exercise Price: $55.00	98	$12,446
Alcoa, Inc.
Expiration: September, 2011, Exercise Price: $16.00	500	1,000
Expiration: October, 2011, Exercise Price: $17.00	200	1,000
Expiration: October, 2011, Exercise Price: $19.00	200	600
Bank of New York Mellon Corp.
Expiration: September, 2011, Exercise Price: $32.00	200	1,300
Barnes Group, Inc.
Expiration: December, 2011, Exercise Price: $25.00	100	12,000
Community Health Systems, Inc.
Expiration: September, 2011, Exercise Price: $29.00	500	2,500
Expiration: December, 2011, Exercise Price: $30.00	700	17,500
The Gap, Inc.
Expiration: December, 2011, Exercise Price: $22.00	39	429
General Electric Co.
Expiration: September, 2011, Exercise Price: $20.00	200	200
Expiration: September, 2011, Exercise Price: $22.50	82	164
Expiration: October, 2011, Exercise Price: $19.00	400	2,400
Macy’s, Inc.
Expiration: November, 2011, Exercise Price: $32.00	500	14,000
Expiration: November, 2011, Exercise Price: $33.00	400	9,600
Expiration: January, 2012, Exercise Price: $33.00	300	14,550
The Men’s Wearhouse, Inc.
Expiration: September, 2011, Exercise Price: $35.00	47	1,762
Expiration: September, 2011, Exercise Price: $37.00	138	4,830
Expiration: November, 2011, Exercise Price: $35.00	227	38,022
Expiration: November, 2011, Exercise Price: $36.00	100	16,250
MetLife, Inc.
Expiration: December, 2011, Exercise Price: $48.00	110	330
Microsoft Corp.
Expiration: November, 2011, Exercise Price: $30.00	200	4,000
Noble Corp.
Expiration: December, 2011, Exercise Price: $41.00	200	14,700

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2011 (Unaudited)

	Contracts	Value
Patterson-UTI Energy, Inc.
Expiration: September, 2011, Exercise Price: $35.00	331	$1,655
Pfizer, Inc.
Expiration: September, 2011, Exercise Price: $20.00	200	1,600
Prudential Financial, Inc.
Expiration: December, 2011, Exercise Price: $57.50	198	28,116
Wells Fargo & Co.
Expiration: October, 2011, Exercise Price: $30.00	400	10,800
Expiration: October, 2011, Exercise Price: $31.00	500	7,500
XL Group PLC
Expiration: October, 2011, Exercise Price: $23.00	400	16,000
Expiration: October, 2011, Exercise Price: $24.00	700	13,650
Expiration: October, 2011, Exercise Price: $26.00	1	5
Expiration: October, 2011, Exercise Price: $28.00	200	1,500
Expiration: January, 2012, Exercise Price: $24.00	194	14,938

		265,347

PUT OPTIONS
Alcoa, Inc.
Expiration: October, 2011, Exercise Price: $16.00	200	69,000
Applied Materials, Inc.
Expiration: October, 2011, Exercise Price: $12.00	200	19,400
Expiration: October, 2011, Exercise Price: $14.00	200	48,000
Bank of America Corp.
Expiration: September, 2011, Exercise Price: $9.00	300	29,700
Expiration: September, 2011, Exercise Price: $10.00	300	55,800
Expiration: October, 2011, Exercise Price: $10.00	200	39,600
Expiration: May, 2012, Exercise Price: $6.00	1,000	76,000
Bank of New York Mellon Corp.
Expiration: September, 2011, Exercise Price: $28.00	125	91,875
Barnes Group, Inc.
Expiration: September, 2011, Exercise Price: $22.50	200	13,000
BlackRock, Inc.
Expiration: January, 2012, Exercise Price: $170.00	150	289,500

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2011 (Unaudited)

	Contracts	Value
Boeing Co.
Expiration: November, 2011, Exercise Price: $50.00	400	$26,400
Expiration: November, 2011, Exercise Price: $60.00	200	40,600
Caterpillar, Inc.
Expiration: November, 2011, Exercise Price: $95.00	200	188,000
Chesapeake Energy Corp.
Expiration: October, 2011, Exercise Price: $25.00	200	7,800
Expiration: October, 2011, Exercise Price: $27.00	200	12,600
Expiration: October, 2011, Exercise Price: $29.00	300	28,200
Citi Trends, Inc.
Expiration: November, 2011, Exercise Price: $15.00	300	103,500
Community Health Systems, Inc.
Expiration: September, 2011, Exercise Price: $22.00	300	61,500
Expiration: September, 2011, Exercise Price: $23.00	20	5,100
Computer Sciences Corp.
Expiration: September, 2011, Exercise Price: $37.50	201	136,680
Dell, Inc.
Expiration: November, 2011, Exercise Price: $14.00	400	30,400
Expiration: November, 2011, Exercise Price: $15.00	300	36,600
Genworth Financial, Inc.
Expiration: September, 2011, Exercise Price: $11.00	612	253,368
Expiration: December, 2011, Exercise Price: $9.00	200	49,500
Hartford Financial Services Group, Inc.
Expiration: September, 2011, Exercise Price: $25.00	489	274,329
Noble Corp.
Expiration: December, 2011, Exercise Price: $34.00	200	66,000
Nokia OYJ
Expiration: October, 2011, Exercise Price: $8.00	400	68,800
Expiration: January, 2012, Exercise Price: $5.00	400	13,200
ProShares Short 20+ Year Treasury
Expiration: December, 2011, Exercise Price: $40.00	200	80,000
Prudential Financial, Inc.
Expiration: September, 2011, Exercise Price: $57.50	300	214,500

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2011 (Unaudited)

	Contracts	Value
Safeway, Inc.
Expiration: September, 2011, Exercise Price: $23.00	153	$71,145
Expiration: December, 2011, Exercise Price: $21.00	300	90,600
Spirit Aerosystems Holdings, Inc.
Expiration: October, 2011, Exercise Price: $15.00	200	8,500
Expiration: October, 2011, Exercise Price: $20.00	336	111,720
Expiration: January, 2012, Exercise Price: $20.00	400	153,000
Synovus Financial Corp.
Expiration: November, 2011, Exercise Price: $2.00	1,400	91,000
Terex Corp.
Expiration: October, 2011, Exercise Price: $24.00	275	217,250
Expiration: October, 2011, Exercise Price: $25.00	186	165,540
Expiration: October, 2011, Exercise Price: $26.00	200	192,000
Tessera Technologies, Inc.
Expiration: September, 2011, Exercise Price: $16.00	200	39,000
Teva Pharmaceutical Industries Ltd.
Expiration: September, 2011, Exercise Price: $50.00	172	149,640
Expiration: December, 2011, Exercise Price: $47.50	300	207,000
Valero Energy Corp.
Expiration: September, 2011, Exercise Price: $23.00	200	22,200
Expiration: September, 2011, Exercise Price: $24.00	400	71,600
Expiration: December, 2011, Exercise Price: $22.00	200	42,400

		4,061,547

Total Options Written (Premiums received $2,661,357)		$4,326,894

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets & Liabilities

August 31, 2011 (Unaudited)

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $2,400,248, $15,548,585 and $259,194,011 respectively)	$2,246,316	$13,827,083	$259,434,896
Dividends and interest receivable	5,018	6,237	696,408
Receivable from Advisor	19,201	3,194	—
Receivable for investments sold	36,264	104,764	12,033,600
Receivable for Fund shares sold	15,202	213,448	326,678
Other assets	26,524	28,957	31,938

TOTAL ASSETS	2,348,525	14,183,683	272,523,520

LIABILITIES
Written options, at value (premiums received $2,661,357)	—	—	4,326,894
Payable for investments purchased	47,215	289,830	11,683,046
Payable for Fund shares redeemed	—	5,129	754,103
Payable to affiliates	81,340	83,723	217,197
Payable to Adviser	—	—	213,448
Payable for distribution fees	552	8,832	198,630
Payable for shareholder servicing fees	96	1,548	33,867
Accrued expenses and other liabilities	28,670	31,459	157,061

TOTAL LIABILITIES	157,873	420,521	17,584,246

NET ASSETS	$2,190,652	$13,763,162	$254,939,274

Net assets consist of:
Paid-in capital	$2,405,895	$15,322,707	$324,401,279
Accumulated net investment income (loss)	4,473	(61,039)	396,364
Accumulated net realized gain (loss)	(65,784)	222,996	(68,433,717)
Net unrealized depreciation on:
Investments	(153,932)	(1,721,502)	(119,461)
Option contracts	—	—	(1,305,191)

NET ASSETS	$2,190,652	$13,763,162	$254,939,274

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets & Liabilities (Continued)

August 31, 2011 (Unaudited)

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$435,373	$10,344,069	$102,650,382
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	22,298	476,686	5,808,100
Net asset value and redemption price per share(1)	$19.53	$21.70	$17.67
Maximum offering price per share (net asset value per share divided by 0.9475)(2)	$20.61	$22.90	$18.65

CLASS C SHARES
Net assets	$146,279	$1,490,149	$45,792,806
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,535	69,040	2,659,729
Net asset value, redemption price and offering price per share(1)(3)	$19.41	$21.58	$17.22

INSTITUTIONAL CLASS SHARES
Net assets	$1,609,000	$1,928,944	$106,496,086
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	82,262	88,744	5,993,477
Net asset value, redemption price and offering price per share(1)	$19.56	$21.74	$17.77

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Six Months Ended August 31, 2011 (Unaudited)

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$19,132 (1)	$49,970	$2,455,025 (2)
Interest income	6	14	12,739

TOTAL INVESTMENT INCOME	19,138	49,984	2,467,764

EXPENSES
Administration fees	47,943	48,125	151,680
Federal and state registration fees	26,638	27,554	24,761
Transfer agent fees and expenses	22,924	26,975	170,137
Audit and tax fees	12,306	12,306	14,918
Investment advisory fees	8,679	68,822	1,430,153
Reports to shareholders	4,230	4,230	15,361
Custody fees	3,957	5,819	21,919
Legal fees	3,694	3,694	6,256
Trustees’ fees and related expenses	2,293	2,293	2,202
Chief compliance officer fees and expenses	1,939	1,939	3,035
Distribution fees - Class A	389	9,817	143,570
Distribution fees - Class C	369	4,534	208,909
Shareholder servicing fees - Class C	123	1,511	—
Other expenses	2,026	2,117	11,325

NET EXPENSES	137,510	219,736	2,204,226

Less waivers and reimbursement by Advisor (Note 4)	(122,845)	(107,523)	—

NET INVESTMENT INCOME (LOSS)	4,473	(62,229)	263,538

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$(90,421)	$138,191	$(19,761,349)
Option contracts expired or closed	—	—	2,488,792
Net change in unrealized appreciation (depreciation) on:
Investments	(339,167)	(2,085,942)	(37,551,197)
Option contracts	—	—	(1,103,307)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(429,588)	(1,947,751)	(55,927,061)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(425,115)	$(2,009,980)	$(55,663,523)

(1)	Net of $471 in foreign withholding tax and issuance fees.
(2)	Net of $46,618 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2011 (Unaudited)	For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment income (loss)	$4,473	$(332)
Net realized gain (loss) on:
Investments	(90,421)	24,968
Net change in unrealized appreciation (depreciation) on:
Investments	(339,167)	185,235

Net increase (decrease) in net assets from operations	(425,115)	209,871

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	399,693	140,746
Proceeds from shares sold - Class C	104,384	63,063
Proceeds from shares sold - Institutional Class	645,902	1,112,119
Payments for shares redeemed - Class A	(36,528)	(1,196)
Payments for shares redeemed - Institutional Class	(22,287)	—

Net increase in net assets from capital share transactions	1,091,164	1,314,732

TOTAL INCREASE IN NET ASSETS	666,049	1,524,603
NET ASSETS:
Beginning of Period	$1,524,603	$—

End of Period	$2,190,652	$1,524,603

ACCUMULATED NET INVESTMENT INCOME	$4,473	$—

(1)	Fund commenced operations on November 30, 2010.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2011 (Unaudited)	For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment loss	$(62,229)	$(7,050)
Net realized gain on:
Investments	138,191	92,208
Net change in unrealized appreciation (depreciation) on:
Investments	(2,085,942)	365,277

Net increase (decrease) in net assets from operations	(2,009,980)	450,435

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	10,925,957	2,553,364
Proceeds from shares sold - Class C	1,450,022	253,991
Proceeds from shares sold - Institutional Class	633,094	1,372,313
Payments for shares redeemed - Class A(2)	(1,737,726)	—
Payments for shares redeemed - Class C	(19,654)	—
Payments for shares redeemed - Institutional Class(3)	(108,300)	(354)

Net increase in net assets from capital share transactions	11,143,393	4,179,314

TOTAL INCREASE IN NET ASSETS	9,133,413	4,629,749
NET ASSETS:
Beginning of Period	$4,629,749	$—

End of Period	$13,763,162	$4,629,749

ACCUMULATED NET INVESTMENT LOSS	$(61,039)	$—

(1)	Fund commenced operations on November 30, 2010.
(2)	Net of redemption fees of $1,232 for the period ended August 31, 2011.
(3)	Net of redemption fees of $123 for the period ended August 31, 2011.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011

FROM OPERATIONS
Net investment income (loss)	$263,538	$(711,932)
Net realized gain (loss) on:
Investments	(19,761,349)	3,089,339
Option contracts expired or closed	2,488,792	3,781,060
Net change in unrealized appreciation (depreciation) on:
Investments	(37,551,197)	39,797,800
Option contracts	(1,103,307)	(1,137,063)

Net increase (decrease) in net assets from operations	(55,663,523)	44,819,204

FROM DISTRIBUTIONS
Net investment income - Class A	—	(207,609)
Net investment income - Class C	—	(34,014)
Net investment income - Institutional Class	—	(217,711)

Net decrease in net assets resulting from distributions paid	—	(459,334)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	18,481,238	54,489,306
Proceeds from shares sold - Class C	4,284,048	14,242,715
Proceeds from shares sold - Institutional Class	32,475,356	35,549,721
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	115,874
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	26,794
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	163,957
Payments for shares redeemed - Class A(1)	(18,190,453)	(19,006,148)
Payments for shares redeemed - Class C(2)	(8,723,952)	(15,592,211)
Payments for shares redeemed - Institutional Class(3)	(17,816,631)	(33,327,969)

Net increase in net assets from capital share transactions	10,509,606	36,662,039

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,153,917)	81,021,909
NET ASSETS:
Beginning of Period	$300,093,191	$219,071,282

End of Period	$254,939,274	$300,093,191

ACCUMULATED NET INVESTMENT INCOME	$396,364	$—

(1)	Net of redemption fees of $135 and $826 for the period ended August 31, 2011 and the year ended February 28, 2011, respectively.
(2)	Net of redemption fees of $18 and $244 for the period ended August 31, 2011 and the year ended February 28, 2011, respectively.
(3)	Net of redemption fees of $1,261 and $1,749 for the period ended August 31, 2011 and the year ended February 28, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.72	$20.00

Income from investment operations:
Net investment income(2)	0.04	0.00	(3)(4)
Net realized and unrealized gain (loss) on investments	(4.23)	3.72

Total from investment operations	(4.19)	3.72

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$19.53	$23.72

Total return(5)(6)	(17.66)%	18.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$435	$151
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	13.41%	30.52%
After waivers and reimbursements of expenses(7)	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(11.49)%	(29.00)%
After waivers and reimbursements of expenses(7)	0.32%	(0.08)%
Portfolio turnover rate(6)	34.38%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.67	$20.00

Income from investment operations:
Net investment loss(2)	(0.05)	(0.05	)(3)
Net realized and unrealized gain (loss) on investments	(4.21)	3.72

Total from investment operations	(4.26)	3.67

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$19.41	$23.67

Total return(4)(5)	(17.96)%	18.35%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$146	$69
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	14.40%	32.97%
After waivers and reimbursements of expenses(6)	2.35%	2.35%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(12.52)%	(31.58)%
After waivers and reimbursements of expenses(6)	(0.47)%	(0.96)%
Portfolio turnover rate(5)	34.38%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.73	$20.00

Income from investment operations:
Net investment income(2)	0.06	0.00	(3)(4)
Net realized and unrealized gain (loss) on investments	(4.23)	3.73

Total from investment operations	(4.17)	3.73

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$19.56	$23.73

Total return(5)(6)	(17.57)%	18.65%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,609	$1,305
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	13.42%	30.07%
After waivers and reimbursements of expenses(6)	1.35%	1.35%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(11.56)%	(28.80)%
After waivers and reimbursements of expenses(6)	0.51%	(0.08)%
Portfolio turnover rate(5)	34.38%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.13)	(0.08	)(3)
Net realized and unrealized gain (loss) on investments	(2.67)	4.58

Total from investment operations	(2.80)	4.50

Paid-in capital from redemption fees (Note 2)	0.00 (4)	—

Net Asset Value, End of Period	$21.70	$24.50

Total return(5)(6)	(11.43)%	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$10,344	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	3.91%	16.14%
After waivers and reimbursements of expenses(7)	2.00%	2.00%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses(7)	(3.00)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.09)%	(1.40)%
Portfolio turnover rate(6)	29.50%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.23)	(0.12	)(3)
Net realized and unrealized gain (loss) on investments	(2.65)	4.58

Total from investment operations	(2.88)	4.46

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$21.58	$24.46

Total return(4)(5)	(11.77)%	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,490	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	4.68%	19.09%
After waivers and reimbursements of expenses(6)	2.75%	2.75%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses(6)	(3.82)%	(18.47)%
After waivers and reimbursements of expenses(6)	(1.89)%	(2.13)%
Portfolio turnover rate(5)	29.50%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.10)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	(2.67)	4.57

Total from investment operations	(2.77)	4.51

Paid-in capital from redemption fees (Note 2)	0.00 (4)	—

Net Asset Value, End of Period	$21.74	$24.51

Total return(5)(6)	(11.30)%	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,929	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	3.90%	18.78%
After waivers and reimbursements of expenses(6)	1.75%	1.75%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses(6)	(2.99)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.84)%	(1.04)%
Portfolio turnover rate(5)	29.50%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.57	$18.12		$8.70	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income (loss)	0.02 (2)	(0.04	)(2)	0.05 (2)	0.24 (2)	0.43 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	(3.92)	3.53		9.63	(10.39)	(2.18)	1.71

Total from investment operations	(3.90)	3.49		9.68	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	—	(0.04)		(0.26)	—	(0.32)	(0.01)
From net realized gain on investments	—	—		—	(0.47)	(0.35)	—

Total distributions paid	—	(0.04)		(0.26)	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)(4)	0.00	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$17.67	$21.57		$18.12	$8.70	$19.32	$21.74

Total return(5)(6)	(18.03)%	19.25%		111.50%	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$102,650	$124,183		$71,389	$26,463	$70,835	$50,624
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.52%	1.56%		1.60%	1.58%	1.58%	1.79%
After waivers, reimbursements and recoupments of expenses(7)	1.52%	1.56%		1.60%	1.58%	1.59%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	0.20%	(0.21)%		0.32%	1.53%	1.97%	0.30%
After waivers, reimbursements and recoupments of expenses(7)	0.20%	(0.21)%		0.32%	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	36.13%	50.51%		61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)		Year Ended February 28, 2011		Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.08		$17.81		$8.57		$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	(0.04	)(2)	(0.18	)(2)	(0.05	)(2)	0.12 (2)	0.26 (2)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	(3.82)		3.46		9.44		(10.29)	(2.15)	1.66

Total from investment operations	(3.86)		3.28		9.39		(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	—		(0.01)		(0.15)		—	(0.19)	—
From net realized gain on investments	—		—		—		(0.47)	(0.35)	—

Total distributions paid	—		(0.01)		(0.15)		(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	0.00	(4)	0.00	(4)	0.00	(4)	0.01	0.01	0.00	(4)

Net Asset Value, End of Period	$17.22		$21.08		$17.81		$8.57	$19.20	$21.62

Total return(5)(6)	(18.31)%		18.43%		109.55%		(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$45,793		$60,855		$52,980		$24,408	$74,767	$48,369
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	2.13%		2.31%		2.35%		2.33%	2.33%	2.54%
After waivers, reimbursements and recoupments of expenses(7)	2.13%		2.31%		2.35%		2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.41)%		(0.96)%		(0.35)%		0.75%	1.22%	(0.44)%
After waivers, reimbursements and recoupments of expenses(7)	(0.41)%		(0.96)%		(0.35)%		0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	36.13%		50.51%		61.04%		71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.66	$18.15	$8.70	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.05 (2)	0.01 (2)	0.10 (2)	0.28 (2)	0.44 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	(3.94)	3.54	9.64	(10.42)	(2.15)	1.73

Total from investment operations	(3.89)	3.55	9.74	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	—	(0.04)	(0.29)	(0.03)	(0.37)	(0.03)
From net realized gain on investments	—	—	—	(0.47)	(0.35)	—

Total distributions paid	—	(0.04)	(0.29)	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	0.01	0.00 (4)

Net Asset Value, End of Period	$17.77	$21.66	$18.15	$8.70	$19.34	$21.76

Total return(5)	(17.96)%	19.58%	111.96%	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$106,496	$115,055	$94,703	$37,891	$104,476	$39,481
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.28%	1.31%	1.35%	1.33%	1.34%	1.54%
After waivers, reimbursements and recoupments of expenses(6)	1.28%	1.31%	1.35%	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	0.45%	0.04%	0.61%	1.78%	2.03%	0.56%
After waivers, reimbursements and recoupments of expenses(6)	0.45%	0.04%	0.61%	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	36.13%	50.51%	61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2011, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2011:

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$205,709,495	$—	$—	$205,709,495
Exchange-Trade Funds	1,249,800	—	—	1,249,800
Exchanged-Traded Notes	4,158,000	—	—	4,158,000
Real Estate Investment Trusts	4,351,200	—	—	4,351,200

Total Equity	215,468,495	—	—	215,468,495

Convertible Bonds	—	2,456,250	—	2,456,250

Purchased Options	2,367,934	—	—	2,367,934

Short-Term Investments	39,142,217	—	—	39,142,217

Total Investments in Securities	$256,978,646	$2,456,250	$—	$259,434,896

Liabilities:
Written Options	$4,326,894	$—	$—	$4,326,894

Snow Capital All Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$2,084,983	$—	$—	$2,084,983

Total Equity	2,084,983	—	—	2,084,983
Short-Term Investments	161,333	—	—	161,333

Total Investments in Securities	$2,246,316	$—	$—	$2,246,316

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$13,269,169	$—	$—	$13,269,169
Real Estate Investment Trusts	404,633	—	—	404,633

Total Equity	13,673,802	—	—	13,673,802
Short-Term Investments	153,281	—	—	153,281

Total Investments in Securities	$13,827,083	$—	$—	$13,827,083

The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2011 was as follows:

Statement of Assets and Liabilities
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
Purchased Options	Assets; Investments	$2,367,934
Written options	Liabilities; Written options	4,326,894

Total		$6,694,828

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net realized gain (loss) from options contracts closed or expired	$(429,173)
Written Options	Net realized gain (loss) from options contracts closed or expired	2,917,965

Total		$2,488,792

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net change in unrealized appreciation/(depreciation) on purchased options	$(292,896)
Written Options	Net change in unrealized appreciation/(depreciation) on options contracts closed or expired	(810,411)

Total		$(1,103,307)

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended August 31, 2011 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	15,256	$1,310,477
Options written	16,276	1,635,757
Options terminated in closing transactions -	(200)	(42,796)
Options exercised	(6,306)	(556,160)
Options expired	(16,461)	(1,661,569)

Outstanding, end of period	8,565	$685,709

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	15,183	$1,402,302
Options written	32,068	3,329,868
Options terminated in closing transactions -	—	—
Options exercised	(19,533)	(1,500,127)
Options expired	(14,099)	(1,256,395)

Outstanding, end of period	13,619	$1,975,648

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2011	Period Ended February 28, 2011(1)
Opportunity Fund	$1,414	$2,819
All Cap Value Fund	—	—
Small Cap Value Fund	$1,355	—

(1)	The All Cap Value Fund and Small Cap Value Fund commenced operations on November 30, 2010.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2011	Year Ended February 28, 2010
All Cap Value Fund
Ordinary Income	—	N/A
Long-Term Capital Gain	—	N/A
Small Cap Value Fund
Ordinary Income	—	N/A
Long-Term Capital Gain	—	N/A
Opportunity Fund
Ordinary Income	$459,334	$2,720,370
Long-Term Capital Gain	—	—

As of February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$1,310,951	$4,237,784	$268,183,527

Gross tax unrealized appreciation	194,187	415,710	59,021,371
Gross tax unrealized depreciation	(8,952)	(50,433)	(24,732,699)

Net tax unrealized appreciation	185,235	365,277	34,288,672

Undistributed ordinary income	24,636	84,805	—
Undistributed long-term capital gain	—	353	—

Total distributable earnings	24,636	85,158	—

Other accumulated losses	—	—	(48,087,152)

Total accumulated earnings (losses)	$209,871	$450,435	$(13,798,480)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
All Cap Value Fund	$332	$(332)	$—
Small Cap Value Fund	$7,050	$(7,050)	$—
Opportunity Fund	$711,932	$—	$(711,932)

At February 28, 2011, the Opportunity Fund had accumulated net realized capital loss carryovers of $14,485,968 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. The Opportunity Fund utilized $7,004,357 of capital loss carryovers during the fiscal year.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2011. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2011. At February 28, 2011, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2008 through 2011 for the Opportunity Fund and 2011 for the All Cap Value Fund and Small Cap Value Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund, 0.85% for the All Cap Value Fund and 1.25% for the Small Cap Value Fund of the Funds’ average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through August 31, 2012 for the Opportunity Fund and November 7, 2013 for the All Cap Value Fund and Small Cap Value Fund to the extent necessary to ensure that the Funds’ total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
All Cap Value Fund	1.60%	2.35%	1.35%
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ Expense Limitation Caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
February 28, 2014	66,170	67,035	N/A
August 31, 2014	122,845	107,523	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2011, the Funds accrued expenses pursuant to the 12b-1 Plan and shareholder servicing as follows:

	12b-1 Plan	Shareholder Servicing Plan
All Cap Value Fund
Class A	$389	N/A
Class C	369	$123
Small Cap Value Fund
Class A	9,817	N/A
Class C	4,534	1,511
Opportunity Fund
Class A	143,570	N/A
Class C	208,909	—

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. This same Trustee is an interested person of the Distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended August 31, 2011, the Funds were allocated $3,035, $1,939, and $1,939 of the Trust’s Chief Compliance Officer fee for the Opportunity Fund, All Cap Value Fund and Small Cap Value Fund, respectively.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital All Cap Value Fund – Class A Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	17,556	6,407
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(1,611)	(54)

Net increase	15,945	6,353

Snow Capital All Cap Value Fund – Class C Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	4,633	2,902
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	4,633	2,902

Snow Capital All Cap Value Fund – Institutional Class Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	28,382	54,997
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(1,117)	—

Net increase	27,265	54,997

Snow Capital Small Cap Value Fund – Class A Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	443,686	111,284
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(78,284)	—

Net increase	365,402	111,284

Snow Capital Small Cap Value Fund – Class C Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	59,179	10,772
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(911)	—

Net increase	58,268	10,772

Snow Capital Small Cap Value Fund – Institutional Class Shares	Six Months Ended August 31, 2011	Period Ended February 28, 2011
Shares sold	26,171	66,934
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(4,346)	(15)

Net increase	21,825	66,919

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Shares sold	945,235	2,832,586
Shares issued to holders in reinvestment of distributions	—	5,756
Shares redeemed	(893,770)	(1,022,281)

Net increase	51,465	1,816,061

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Shares sold	215,626	755,412
Shares issued to holders in reinvestment of distributions	—	1,361
Shares redeemed	(443,032)	(844,124)

Net increase(decrease)	(227,406)	(87,351)

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Shares sold	1,628,886	1,871,941
Shares issued to holders in reinvestment of distributions	—	8,117
Shares redeemed	(947,179)	(1,786,006)

Net increase	681,707	94,052

8	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2011 are summarized below.

	Opportunity Fund	All Cap Value Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—	$—
Other	101,260,433	1,790,026	14,344,934
Sales:
U.S. Government	$—	$—	$—
Other	89,942,819	680,158	3,196,007

9	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies

(“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to the Modernization Act for qualification testing are effective for the February 28, 2011 taxable year. The effective date for changes in the treatment of capital losses is the February 28, 2012 taxable year.

Snow Capital Opportunity Fund

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Opportunity Fund (the “Fund”), a series of the Trust, and Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the

Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Richard A. Snow and Nathan T. Snyder, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended July 31, 2011. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to multiple benchmark indices, including the S&P 500 Index, and in comparison to a peer group of U.S. open-end large value funds as constructed by data presented by Morningstar, Inc. The Trustees also reviewed information on the historical performance of other separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of investment strategy. The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended July 31, 2011 was substantially below its peer group averages, with each falling within the fourth quartile. The Trustees noted that the Fund’s performance for the three-year and five-year periods ended July 31, 2011 was above its peer group averages, falling within the first quartile and second quartile, respectively. After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end large value funds, as constructed by data presented by Morningstar, Inc., and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell within the fourth quartile and ranked highest among its peers. The peer group average of 0.67% fell within the second quartile. The Trustees observed that the Fund’s total expense ratio of 1.56% for Class A shares fell within the fourth quartile and ranked above its peer group average of 1.32%, which fell within the third quartile. The Trustees also compared the fees paid by the Fund to the fees paid by separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

All Cap Value Fund	0.00%
Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2011 was as follows:

All Cap Value Fund	0.00%
Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	30

Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Independent Trustees, Ramius IDF, LLC (a closed-end investment company).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	30	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	November 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	November 1, 2011

By (Signature and Title)*	/s/ John Buckel,
John Buckel, Treasurer

Date	November 1, 2011

*	Print the name and title of each signing officer under his or her signature.